MERRILL LYNCH BOND FUND, INC.

                         Supplement dated May 24, 2006
 to the Prospectus dated January 25, 2006, as supplemented on February 17, 2006


The Board of Directors of Merrill Lynch Bond Fund, Inc. (the "Fund") has approved a Plan of Reorganization (the "Plan") providing for the acquisition by Core Bond Portfolio ("ML Core Bond"), a portfolio of the Fund, of substantially all of the assets and the assumption of substantially all of the liabilities of Intermediate Term Portfolio ("ML Intermediate Term"), also a portfolio of the Fund, in exchange for newly-issued shares of common stock of ML Core Bond (the "Reorganization"). After the completion of the Reorganization, ML Intermediate Term will be terminated as a series of the Fund under Maryland law.

The investment objectives of ML Core Bond and ML Intermediate Term are identical. Each seeks to provide shareholders with as high a level of current income as is consistent with the investment policies of such portfolio. As a secondary objective, each portfolio seeks capital appreciation when consistent with its primary objective.

The Plan provides that, if the Reorganization takes place, ML Intermediate Term shareholders will receive shares of ML Core Bond of the same or a similar class with an aggregate net asset value at the closing of the Reorganization equal to the net asset value of the shares of ML Intermediate Term held immediately prior to the Reorganization.

It is anticipated that the Reorganization will take place during the fourth calendar quarter of 2006.

Code #10046-0106SUP